UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2010

The KEYW Holding Corporation
(Exact name of registrant as specified in its charter)

Maryland	001-34891	27-1594952
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1334 Ashton Road, Suite A
Hanover, MD  21076
(Address of Principal Executive Offices) (Zip Code)

(443) 270-5300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On November, 2, 2010, The KEYW Holding Corporation issued a press release announcing its financial results for the quarter ended September 30, 2010.  The Company will conduct a conference call at 4:30 pm (EDT) on November 2, 2010 to discuss these results.  Instructions on how to access the call are contained in the press release, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 2, 2010, announcing the third quarter financial results of The KEYW Holding Corporation for the period ending September 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The KEYW Holding Corporation

Date: November 2, 2010	By:	/s/ Leonard E. Moodispaw
	Name:	Leonard E. Moodispaw
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 2, 2010, announcing the third quarter financial results of The KEYW Holding Corporation for the period ending September 30, 2010.